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                                                                    EXHIBIT 10.2

                                    FORM OF
                       INCENTIVE STOCK OPTION AGREEMENT
                       --------------------------------
                               (Reverse Vesting)

     THIS INCENTIVE STOCK OPTION AGREEMENT (this "Agreement"), dated as of _____________ (the "Grant Date"), is between divine interVentures, inc., a Delaware corporation (the "Company"), and __________________ (the "Participant") relating to an option granted under the divine interVentures, inc. 1999 Stock Incentive Plan (the "Plan"). Capitalized terms used in this Agreement without definition shall have the meanings ascribed to such terms in the Plan.

1.   Grant of Option, Option Price and Term.
     --------------------------------------

     (a) The Company grants to the Participant an Incentive Stock Option (the "Option") to purchase 1,000,000 shares (the "Option Shares") of the Company's class A common stock, $.001 par value per share ("Stock"), at a price of $0.75 per share (the "Option Price"), subject to the provisions of the Plan and the terms and conditions herein.

     (b) The term of this Option shall be a period of ten (10) years from the Grant Date (the "Option Period"). During the Option Period, the Option shall be vested as of the date set forth below according to the percentage set forth opposite such date:

     Date                                    Cumulative Percentage Vested
     ----                                    ----------------------------




     Notwithstanding the vesting provisions above, the Option shall be fully exercisable as of the Grant Date; provided, however, that the Participant's rights with respect to Option Shares shall be subject to such limitations or other restrictions as shall be specified in the Restricted Stock Agreement to be entered into by the Participant upon exercise of the Option pursuant to Section 2 hereof.

     Notwithstanding the foregoing, in the event the Participant incurs a termination of employment for any reason whatsoever as an employee of the Company or an Affiliate, the provisions of Section 4 of the Plan relating to termination of employment shall apply.

     (c) The Option granted hereunder is designated as an Incentive Stock Option which is not transferable by the Participant except by will or the laws of descent and distribution.

     (d) The Company shall not be required to issue any fractional shares of Stock.

2.   Exercise.
     --------

     The Option may only be exercised by the delivery to the Company of a properly completed written notice, in form satisfactory to the Administrator, which notice shall specify
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the number of Option Shares to be purchased and the aggregate Option Price for such shares, together with payment in full of such aggregate Option Price. Payment shall only be made as specified in the Plan. If any part of the payment of the Option Price is made in shares of Stock, such shares shall be valued by using their Fair Market Value as of the date of exercise of the Option.

     The Option may not be exercised unless the Participant (a) enters into (i) a Restricted Stock Agreement substantially in the form attached hereto and (ii) any other document (a "Private Issuance Document") the Company determines necessary to ensure that the Option Shares are issued pursuant to an available exemption from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws, and (b) there has been compliance with all the preceding provisions of this Section 2. For all purposes of this Stock Option Agreement, the date of the exercise of the Option shall be the date upon which there is compliance with all such requirements. Notwithstanding the foregoing, the Participant shall not be required to enter into a Restricted Stock Agreement or a Private Issuance Document upon exercise of the Option in the event that, at the time of such exercise, (a) the Option is fully vested, (b) the Company has consummated an initial public offering of the Stock registered under the Securities Act, and
(c) there is an effective Registration Statement on Form S-8 of the Company under the Securities Act covering the issuance of the Option Shares upon exercise of the Option.

     The Option shall be transferable only to, and shall be exercisable only by, such persons permitted in accordance with Section 4(e) of the Plan.

3.   Payment of Withholding Taxes.
     ----------------------------

     If the Company is obligated to withhold an amount on account of any tax imposed as a result of the exercise of the Option, the Participant shall be required to pay such amount to the Company, as provided in the Plan. The Participant acknowledges and agrees that the Participant is responsible for the tax consequences associated with the grant of the Option and its exercise.

4.   Changes in Company's Capital Structure.
     --------------------------------------

     The existence of the Option will not affect in any way the right or authority of the Company or its stockholders to make or authorize (a) any adjustment, recapitalization, reorganization or other changes in the Company's capital structure or its business; (b) any merger or consolidation of the Company; (c) any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock or the rights thereof; (d) the dissolution or liquidation of the Company; (e) any sale or transfer of all or any part of the Company's assets or business; or (f) any other corporate act or proceeding, whether of a similar character or otherwise. In the event of a Change in Control or other corporate transaction provided for in the Plan, the Participant shall have such rights, and the Administrator shall take such actions, as are provided for in the Plan.

                                       2
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5.   Plan.
     ----

     The Option is granted pursuant to the Plan, and the Option and this Agreement are in all respects governed by the Plan and subject to all of the terms and provisions thereof, whether such terms and provisions are incorporated in this Agreement by reference or are expressly cited.

6.   Employment Rights.
     -----------------

     No provision of this Agreement or of the Option granted hereunder shall give the Participant any right to continue in the employ of the Company or any Affiliate of the Company, create any inference as to the length of employment of the Participant, affect the right of the Company or any Affiliate of the Company to terminate the employment of the Participant, with or without Cause, or give the Participant any right to participate in any employee welfare or benefit plan or other program (other than the Plan) of the Company or any Affiliate of the Company.

7.   Governing Law.
     -------------

     This Agreement and the Option granted hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without giving effect to provisions thereof regarding conflict of laws.

8.   Waiver; Cumulative Rights.
     -------------------------

     The failure or delay of either party to require performance by the other party of any provision hereof shall not affect its right to require performance of such provision unless and until such performance has been waived in writing. Each and every right hereunder is cumulative and may be exercised in part or in whole from time to time.

9.   Notices.
     -------

     Any notice which either party hereto may be required or permitted to give the other shall be in writing and may be delivered personally or by mail, postage prepaid, addressed to the Secretary of the Company, at its then corporate headquarters, and the Participant at the Participant's address as shown on the Company's payroll records, or to such other address as the Participant, by notice to the Company, may designate in writing from time to time.

10.  Conditional Grant.
     -----------------

     If the Participant is a resident of a community property state, this Option is granted upon the condition that, and the Option Shares shall be forfeited unless, each and any person who is a spouse of the Participant at any time on or after the Grant Date (including any person who becomes a spouse after the Grant
Date) executes a Consent of Spouse form provided by the Committee, unless the Committee shall waive either such condition.

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     IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by an officer thereunto duly authorized, and the Participant has hereunto set his hand, all as of the day and year first above written.


divine interVentures, inc.                   Participant:

By: _______________________________          ______________________________


     Name:  _______________________
     Title: _______________________